Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Global Traffic Network, Inc. does hereby certify that:
a)	the Quarterly Report on Form 10-Q of Global Traffic Network, Inc. for the quarter ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Traffic Network, Inc.

Dated: February 9, 2010	By:	/s/ William L. Yde III
William L. Yde III,
Chief Executive Officer and President (Principal Executive Officer)

Dated: February 9, 2010	By:	/s/ Scott E. Cody
Scott E. Cody,
Chief Financial Officer, Chief Operating Officer and Treasurer (Principal Financial and Accounting Officer)